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                                                                    EXHIBIT 32.1

     CERTIFICATION of CHIEF FINANCIAL OFFICER/PRINCIPAL ACCOUNTING OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Anagram Plus, Inc. (the Company) on Form 10-KSB/A for the year ended June 30, 2003 filed with the Securities and Exchange Commission (the "Report"), I, Paul Michelin, President, CEO, CFO/Principal Accounting Officer of certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated result of operations of the Company for the period presented.

Dated: March 8, 2004

                                         /s/ Paul Michelin
                                         ------------------------------
                                         Paul Michelin
                                         President, CEO, CFO/Principal
                                         Accounting Officer